                                                             Exhibit 23(h)(3)(b)

                                   SCHEDULE 1

                    Lincoln Variable Insurance Products Trust
          Separate Accounts of Lincoln National Life Insurance Company
                             Investing in the Trust
                                As of May 1, 2003


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account D

Lincoln Life Flexible Premium Variable Life Account G

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Separate Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 33

Lincoln National Variable Annuity Account 53

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to
Schedule 1 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                                           LINCOLN VARIABLE INSURANCE
                                           PRODUCTS TRUST


Date:   10/1/03                            By:     /s/ Kelly D. Clevenger
      --------------------------------         ---------------------------------
                                                   Kelly D. Clevenger
                                                   Chairman and President


                                           THE LINCOLN NATIONAL LIFE
                                           INSURANCE COMPANY

Date:   10/3/03                            By:     /s/ Rise C. M. Taylor
      --------------------------------         ---------------------------------
                                                   Rise C. M. Taylor
                                                   Vice President